Schedule of Investments(a)
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–94.82%
Aerospace & Defense–3.21%
Northrop Grumman Corp.	12,635	$4,732,692
Agricultural & Farm Machinery–2.65%
Deere & Co.	24,632	3,906,142
Airlines–6.67%
Ryanair Holdings PLC, ADR (Ireland)(b)	64,246	5,564,346
Spirit Airlines, Inc.(b)	104,338	4,285,162
		9,849,508
Apparel Retail–3.30%
Ross Stores, Inc.	43,408	4,869,943
Application Software–8.00%
CDK Global, Inc.	115,759	6,213,943
Open Text Corp. (Canada)	124,296	5,592,077
		11,806,020
Asset Management & Custody Banks–4.20%
Affiliated Managers Group, Inc.	77,656	6,200,832
Automotive Retail–6.30%
AutoZone, Inc.(b)	3,968	4,197,985
CarMax, Inc.(b)	52,592	5,103,528
		9,301,513
Construction & Engineering–2.21%
Orion Group Holdings, Inc.(b)	754,834	3,260,883
Construction Machinery & Heavy Trucks–5.74%
REV Group, Inc.	427,196	4,271,960
Wabtec Corp.	56,887	4,201,674
		8,473,634
Consumer Finance–4.48%
Encore Capital Group, Inc.(b)	194,606	6,606,874
Data Processing & Outsourced Services–1.66%
Alliance Data Systems Corp.	23,851	2,451,644
Diversified Banks–2.06%
Bank of America Corp.	92,766	3,045,508
Environmental & Facilities Services–3.29%
Stericycle, Inc.(b)	77,495	4,857,387
Health Care Distributors–1.54%
McKesson Corp.	15,947	2,274,202
Health Care Equipment–1.42%
Zimmer Biomet Holdings, Inc.	14,226	2,104,025
Shares		Value
Industrial Conglomerates–3.76%
DCC PLC (United Kingdom)	68,606	$5,550,659
IT Consulting & Other Services–4.16%
Cognizant Technology Solutions Corp., Class A	99,935	6,134,010
Life & Health Insurance–2.16%
Unum Group	119,531	3,190,282
Managed Health Care–5.27%
UnitedHealth Group, Inc.	28,535	7,774,361
Oil & Gas Exploration & Production–2.50%
Devon Energy Corp.	170,047	3,693,421
Real Estate Operating Companies–6.67%
Brookfield Property Partners L.P.	531,679	9,852,012
Research & Consulting Services–2.06%
Nielsen Holdings PLC	149,046	3,040,538
Specialty Chemicals–3.62%
Axalta Coating Systems Ltd.(b)	185,338	5,339,588
Systems Software–3.39%
Check Point Software Technologies Ltd. (Israel)(b)	43,761	5,002,320
Trading Companies & Distributors–4.50%
Grafton Group PLC (United Kingdom)(c)	162,209	1,976,735
Titan Machinery, Inc.(b)	381,838	4,662,242
		6,638,977
Total Common Stocks & Other Equity Interests (Cost $112,487,123)		139,956,975
Money Market Funds–4.42%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(d)	2,314,404	2,314,404
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(d)	1,567,084	1,567,711
Invesco Treasury Portfolio, Institutional Class, 1.47%(d)	2,645,033	2,645,033
Total Money Market Funds (Cost $6,527,045)		6,527,148
TOTAL INVESTMENTS IN SECURITIES–99.24% (Cost $119,014,168)		146,484,123
OTHER ASSETS LESS LIABILITIES—0.76%		1,115,062
NET ASSETS–100.00%		$147,599,185

Investment Abbreviations:
ADR	– American Depositary Receipt
See accompanying notes which are an integral part of this schedule.
Invesco Endeavor Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Endeavor Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$132,429,581	$7,527,394	$—	$139,956,975
Money Market Funds	6,527,148	—	—	6,527,148
Total Investments	$138,956,729	$7,527,394	$—	$146,484,123
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Endeavor Fund